                                                                Exhibit 1(A)(10)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

Home Office: 3003 77th Ave. S.E., Mercer Island, WA 98040-2890 (206) 232-8400
Variable Policy Service Office: P.O. Box 724208, Atlanta, GA 31139 (800) 376-8008       [FARMERS INSURANCE GROUP LOGO]
Columbus Life Office: P.O. Box 182325, Columbus, OH 43218-2325 (614) 764-9975

-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE LIFE INSURANCE APPLICATION                      APPLICATION NUMBER:
-----------------------------------------------------------------------------------------------------------------------------------
A.            PROPOSED INSURED   Name of Proposed Insured (First/Middle/Last/Suffix, i.e. Jr., Sr.)
------------------------------
          All fields required   ---------------------------------------------------------------------------------------------------
                                Sex                    Date of Birth (mm/dd/yyyy)  Place of Birth (state/country)  Social Security
                                                                                                                   Number (SSN)
                                [ ] Male  [ ] Female
                                ---------------------------------------------------------------------------------------------------
                                Residence Address (Street, City, State, Zip Code)


                                ---------------------------------------------------------------------------------------------------
                                Billing Address (Street, City, State, Zip Code)
   Complete only if different
      from Residence Address.
                                ---------------------------------------------------------------------------------------------------
                                ---------------------------------------------------------------------------------------------------
               B. POLICY OWNER  Name of Policy Owner (First/Middle/Last/Suffix, i.e. Jr., Sr.)
------------------------------
        Complete only if other  ---------------------------------------------------------------------------------------------------
             than the Proposed  Relationship to Proposed Insured
                      Insured.
                                [ ] Spouse   [ ] Business  [ ] Trust     [ ] Other _______________________________________________
                                ---------------------------------------------------------------------------------------------------
                                 Address (Street, City, State, Zip Code)

                                ---------------------------------------------------------------------------------------------------
                                Sex                    Date of Birth (mm/dd/yyyy)  Place of Birth (state/country)  Tax Payor ID
                                                                                                                   Number or SSN
                                [ ] Male  [ ] Female
                                ---------------------------------------------------------------------------------------------------
               C. ILLUSTRATION  ---------------------------------------------------------------------------------------------------
                   ASSUMPTIONS  Was a sales illustration used during the sales process?
------------------------------  [ ] No  [ ] Yes  If "Yes" please submit a copy with this Variable Life Insurance Application.
      (Death Benefit Option is  ---------------------------------------------------------------------------------------------------
   Increasing unless otherwise  The Flexible Premium Variable Universal Life product was illustrated under the following requested.)  assumptions:
                                (Select one of the following assumptions)
  Use Section J for additional  [ ] PREMIUM PAYMENT ASSUMPTION
           space if necessary.        Annual planned premium of $            until age          OR for         years
                                                                -----------             -------         ------
                                                                                           Enter age or number of years
                                        Begin withdrawals* at age           until age        OR for         years
                                                                 ---------            ------         ------
                                                                                        Enter age range or number of years
                                [ ] ANNUAL WITHDRAWAL* ASSUMPTION
                                      Annual withdrawal* of $            from age         until age       OR for         years
                                                              ---------            ------           -----        --------
      Payments and termination                                                                 Enter age range or number of years
       values provided by this          Begin making planned premium payments at age         until age     OR for       years
     contract are variable and                                                       -------           ----        -----
      are not guaranteed as to                                                                 Enter age range or number of years
          fixed dollar amount.  * Withdrawals are take as partial surrenders and policy loans.
                                ---------------------------------------------------------------------------------------------------
                                Illustrative rate of return        %       Death Benefit Amount $
                                                            -------                               ------------------------
                                ---------------------------------------------------------------------------------------------------
                    Select one  [ ] Non-Nicotine user   [ ] Nicotine user
                                ---------------------------------------------------------------------------------------------------
                    Select one  Underwriting Class: [ ] Preferred    [ ] Standard
                                ---------------------------------------------------------------------------------------------------
                                [ ] Disability protection through the MONTHLY DISABILITY BENEFIT RIDER.
                                    Amount: $
                                             --------------------------
           Optional Selections
                                [ ] Accelerated Death Benefit in the event of terminal illness or condition through the ACCELERATED
                                    BENEFIT RIDER (ABR)  If checked, complete ABR disclosure form. ABR is not available in all states.
                                ---------------------------------------------------------------------------------------------------
31-4225                                                               Page 1                                                 (11/02)

                                ---------------------------------------------------------------------------------------------------
            D. BILLING METHOD   [ ] Automatically deduct from bank account every month
-----------------------------
   Select one billing method.   [ ] Bill directly on an annual basis
                                ---------------------------------------------------------------------------------------------------
                                ---------------------------------------------------------------------------------------------------
            E. INSURED CONTACT  Contact preference:               Home Phone                 Work Phone
                   INFORMATION
------------------------------  [ ] Home   [ ] Work
  Include at least one contact  ---------------------------------------------------------------------------------------------------
                 phone number.  Language (If other than English)  Best day(s) to call                          Best time(s) to call
                                                                  [ ] Mon  [ ] Tues [ ] Wed
                                                                  [ ] Thur [ ] Fri  [ ] Sat
                                ---------------------------------------------------------------------------------------------------
         F. OTHER INSURANCE IN  Is there any life insurance currently in force or application pending on the life of the Proposed
                     FORCE AND  Insured?
                   REPLACEMENT  [ ] No   [ ] Yes  If "Yes," provide details below.
------------------------------
  Use Section J for additional  Will any life insurance or annuity be reduced, replaced, discontinued, or payment of premiums be space, if necessary.  stopped if the insurance requested is issued?
                                [ ] No   [ ] Yes  If "Yes," complete required replacement form and provide details below.
                                                                                               ---
                                ---------------------------------------------------------------------------------------------------
 If information is known, fill  Name of Company        Life Face       Accidental Death     Policy Number          Will Policy be
  in this section if "Yes" was                         Amount          Benefit Amount                              Replaced?
    selected for either of the
                        above.
                                ---------------------------------------------------------------------------------------------------
                                Is the insurance requested intended to be a 1035 Exchange?
                                [ ] No   [ ] Yes  If "Yes," complete 1035 Exchange forms.
                                ---------------------------------------------------------------------------------------------------
                                ---------------------------------------------------------------------------------------------------
                    G. PRIMARY  Name of Primary Beneficiary                % Share   Date of Birth (mm/dd/yyyy)  Relationship to
                   BENEFICIARY  (First/Middle/Last/Suffix, i.e. Jr., Sr.)                                        Proposed Insured
------------------------------
          May be more than one



                                ---------------------------------------------------------------------------------------------------
                                ---------------------------------------------------------------------------------------------------
                 H. CONTINGENT  Name of Contingent  Beneficiary             % Share   Date of Birth (mm/dd/yyyy)  Relationship to
                   BENEFICIARY  (First/Middle/Last/Suffix, i.e. Jr., Sr.)                                        Proposed Insured
------------------------------
                      Optional


                                ---------------------------------------------------------------------------------------------------
                                ---------------------------------------------------------------------------------------------------
                  I. TEMPORARY  Has the Proposed Insured in the past two years, received any treatment or medications for, or
           INSURANCE AGREEMENT  been diagnosed as having any kind of cancer or tumor; heart, kidney or liver disease or disorder;
              MEDICAL QUESTION  or any drug or alcohol dependency?
------------------------------
          See page 5 for agent  [ ] No   [ ] Yes
                 instructions.
                                ---------------------------------------------------------------------------------------------------
                                ---------------------------------------------------------------------------------------------------
         J. ADDITIONAL DETAILS  Section      Additional Details
------------------------------
     Indicate section in first
           column. Use for any
    explanation where space is
                 insufficient.



  Florida residents please use
         this space to provide
           secondary addressee
                  information.


                                ---------------------------------------------------------------------------------------------------
31-4225                                                                         Page 2                                      (11/02)

                                 --------------------------------------------------------------------------------------------------
                     K. PREMIUM  I ELECT TO ALLOCATE MY PREMIUM PAYMENTS AS FOLLOWS:
                     ALLOCATION  (All allocations must total 100%. Percentages must be in whole numbers.)
-------------------------------
   Indicate how premiums are to  [ ] WM Variable Trust -- Class 2 Shares        [ ] WM Variable Trust -- Class 2 Shares
   be allocated. Allocation may  Strategic Asset Management Portfolios          Equity Funds
be changed by the Policy Owner.  ___% WM Strategic Growth Portfolio                 ___% WM Equity Income Fund
                                 ___% WM Conservative Growth Portfolio              ___% WM Growth & Income Fund
                                 ___% WM Balanced Portfolio                         ___% WM West Coast Equity Fund
                                 ___% WM Conservative Balanced Portfolio            ___% WM Growth Fund
   Note: If no allocation is     ___% WM Flexible Income Portfolio                  ___% WM Mid Cap Stock Fund
         selected, 100% of                                                          ___% WM Small Cap Stock Fund
         premium will be         [ ] WM Variable Trust -- Class 2 Shares            ___% WM International Growth Fund
         allocated to the        Fixed-Income Funds
         Fixed Account.          ___% WM Short Term Income Fund                 [ ] Deutsche Asset Management VIT Funds -- Class B
                                 ___% WM U.S. Government Securities Fund        Shares
                                 ___% WM Income Fund                                ___% Equity 500 Index Fund
                                 ___% WM Money Market Fund
                                                                                [ ] ___% Fixed Account
                                 The initial premium payment will be allocated to the Fixed Account for the period described in the prospectus.
                                 --------------------------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------------------------
               L. POLICY OWNER
                   SUITABILITY
                   INFORMATION   Annual Earnings:    [ ] Individual             [ ] Household
------------------------------   [ ] $0 - $50,000    [ ] $50,001 - $100,000         [ ] $100,000 - $250,000    [ ] Over $250,000
Please provide information for   --------------------------------------------------------------------------------------------------
             the Policy Owner.   Federal Income Tax Rate:
                                 [ ] 10%   [ ] 27%    [ ] 30%    [ ] 35%    [ ] 38.6%    [ ] Other: ____%
                                 --------------------------------------------------------------------------------------------------
                                 Net Worth (including residence):
                                 [ ] $0 - $150,000    [ ] $150,001 - $250,000    [ ] $250,001 - $500,000   [ ] Over $500,000
                                 --------------------------------------------------------------------------------------------------
         Select all that apply   Financial Objectives:  [ ] Death Benefit        [ ] Supplemental Retirement Savings
                                                        [ ] Other _______________________________________________________
                                 --------------------------------------------------------------------------------------------------
                    Select One   Risk Tolerance:  [ ] Conservative   [ ] Moderate   [ ] Aggressive
                                 --------------------------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------------------------
                  M. TELEPHONE   I AUTHORIZE FARMERS NEW WORLD LIFE TO ACT UPON MY TELEPHONE TRANSFER REQUESTS. I UNDERSTAND AND
                      TRANSFER   AGREE THAT TELEPHONE TRANSFERS WILL BE SUBJECT TO THE CONDITIONS OF THE POLICY, THE ADMINISTRATIVE
                 AUTHORIZATION   REQUIREMENTS, AND THE PROVISIONS OF THE PRODUCT'S PROSPECTUS.
------------------------------
                                 Telephone transfer is authorized unless the following box is checked:

                                 [ ] I do NOT authorize telephone transfers.
                                 --------------------------------------------------------------------------------------------------

31-4225                            Page 3                                (11/02)

--------------------------------------------------------------------------------
                  AUTHORIZATION AND ACKNOWLEDGEMENT SIGNATURES
--------------------------------------------------------------------------------

TEMPORARY INSURANCE AGREEMENT

I, as Policy Owner, understand and agree that if the Proposed Insured qualifies for temporary insurance, as set forth in the Temporary Insurance Agreement on Page 6 of this application, it applies only to the Proposed Insured. Furthermore, temporary coverage is limited to $50,000. The terms and conditions are set forth on the receipt given to me on this date.

TAXPAYER CERTIFICATION

Under penalties of perjury, I, as Policy Owner, certify that:
1. The Social Security number shown on this form is my correct taxpayer identification number (TIN) of I am waiting for a number to be issued to me, and
2. I am not subject to backup withholding because: I am exempt from backup withholding; or I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the IRS has notified me that I am no longer subject to backup withholding, and
3.   I am a U.S. person (including a U.S. resident alien).
IF ANY OF THE ANSWERS ABOVE ARE "NO," PLEASE INITIAL AND DATE HERE:
                                                                   ------------.
AN IRS FORM W-9 MUST BE COMPLETED, SIGNED AND SUBMITTED WITH THE VARIABLE LIFE INSURANCE APPLICATION.

AUTHORIZATION

For the purpose of evaluating my (our) application for insurance, I (we) authorize any licensed physician; medical practitioner; hospital, clinic or other medical or medically related facility; insurance company; the Medical Information Bureau; the Veterans Administration or any consumer reporting agency; who possesses any information regarding medical history, care, treatment, advice, including but not limited to information related to Human Immunodeficiency Virus (HIV), sexually transmitted disease, nicotine use, drug use or treatment, prescription drug history, alcoholism or mental health disorder, or non-medical information, such as motor vehicle, financial and criminal records, pertaining to me (us) to give to Farmers New World Life Insurance Company, its reinsurers, and their authorized representatives any such information. I realize that I, or my authorized representative have (has) the right to receive a copy of this authorization. A copy of this authorization shall be as valid as the original. This authorization is valid for 30 months or the maximum number of months from date shown below, allowed by law in the state in which it is signed. If your state laws address the collection, use and disclosure of HIV/Acquired Immunodeficiency Syndrome (AIDS) related information by Insurers, you will receive a separate notice regarding the collection and disclosure of HIV/AIDS related information.

ACKNOWLEDGEMENT

I (we), the Policy Owner and Proposed Insured understand that: THE AMOUNT AND DURATION OF THE DEATH BENEFIT WILL VARY UNDER SPECIFIED CONDITIONS; POLICY VALUES WILL INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT; ADDITIONAL PREMIUM PAYMENTS MAY BE NECESSARY TO KEEP THE POLICY IN FORCE; AND ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST. I, the Policy Owner, acknowledge receipt of the current prospectus for the policy and for the underlying funds representing the options elected in Section K (Premium Allocations). I (we) have read the fraud warning, and other notices for the Policy Owner's state of residence, if any, listed on Form 31-4226, which has been provided with this Application. I (we) have read and understand the Important Notice Disclosure Statement given to me (us) on this date. Further, I
(we) have read, signed, and received a copy of the Disclosure For Variable Universal Life Insurance.

The statements and answers provided in this Variable Life Insurance Application are true and complete to the best of my (our) knowledge and belief. I (we) acknowledge that this Application will become part of the contract if issued by Farmers New World Life.


-------------------------  -------------------------  -------------------------
POLICY OWNER'S SIGNATURE   POLICY OWNER'S SPOUSE'S    PROPOSED INSURED'S
                           SIGNATURE (where required  SIGNATURE (if other than
                           in community property      Policy Owner)
                           states when a person other
                           than Policy Owner's spouse
                           is named as Primary
                           Beneficiary)

Signed at                                             on
          -------------------------------------------    ----------------------
                         City,            State          Month,  Day,  Year

--------------------------------------------------------------------------------
 I certify that I have truly and accurately recorded on this Variable Life Insurance Application the information given by the Proposed Insured and Policy Owner. To the best of my knowledge, the life insurance requested IS / / IS NOT / / intended to replace or reduce current coverage in this or any other company.

 -------------------------
 Agent's Signature

 -------------------------           -------------------------     -------------
 Agent's Name (please print          Agent Code Number / CA        Date
 or type)                            or FL Lic ID No.
--------------------------------------------------------------------------------

31-4225                               Page 4                             (11/02)

                TEMPORARY INSURANCE AGREEMENT AGENT INSTRUCTIONS

Please determine if any of the following conditions exists. If so, check the appropriate box(s):

[ ] the Temporary Insurance Agreement (TIA) medical question (section I. on page
    2) is answered YES by the Proposed Insured or LEFT BLANK.

[ ] the PROPOSED INSURED is 70 years of age or older on the application date.

[ ] no premium was collected.

[ ] the Death Benefit amount exceeds $1,000,000.

If ANY of the above boxes have been checked, do not collect any money and return page 6 (blank) to the company with the application packet. NO COVERAGE IS IN EFFECT UNTIL AND UNLESS A POLICY IS ISSUED AND ACCEPTED BY THE POLICY OWNER AND THE INITIAL PREMIUM IS PAID.

If NONE of the boxes have been checked, collect a check, made payable to FNWL, for at least 1/12th of the annual planned premium, complete and sign page 6 and give it to the Policy Owner.






                                        FARMERS NEW WORLD LIFE INSURANCE COMPANY
   Home Office: 3003 77th Ave. S.E., Mercer Island, WA 98040-2890 (206) 232-8400
              Variable Policy Service Office: P.O. Box 724208, Atlanta, GA 31139
                                                                  (800) 376-8008
    Columbus Life Office: P.O. Box 18325, Columbus, OH 43218-2325 (614) 764-9975


31-4225                              Page 5                              (11/02)

                                                       Receipt No.

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                         TEMPORARY INSURANCE AGREEMENT

TEMPORARY COVERAGE APPLIES TO THE PROPOSED INSURED ONLY, AND IS LIMITED TO $50,000 AND IS SUBJECT TO THE ELIGIBILITY REQUIREMENTS, TERMS, CONDITIONS AND LIMITATIONS STATED BELOW.

NO COVERAGE IS IN EFFECT UNLESS THE FOLLOWING ELIGIBILITY REQUIREMENTS ARE MET:

     1. The Proposed Insured is less than 70 years of age on the date this Variable Life Insurance Application is signed; and

     2. The Temporary Insurance Agreement medical question is truthfully answered "No" by the Proposed Insured; and

     3.   The requested Death Benefit amount is less than $1,000,000.

IMPORTANT: IF THESE THREE CONDITIONS ARE NOT MET, NO AGENT OF FARMERS NEW WORLD LIFE IS AUTHORIZED TO ACCEPT MONEY AND NO COVERAGE IS IN EFFECT UNTIL AND UNLESS A POLICY IS ISSUED AND ACCEPTED BY THE POLICY OWNER AND THE INITIAL PREMIUM IS PAID.

TEMPORARY COVERAGE BEGINS WHEN:
Temporary coverage will begin when the Proposed Insured, who meets the eligibility requirements listed above, and the Policy Owner completes and signs a Variable Life Insurance Application and submits no less than 1/12th of the annual planned premium to the Agent.

TEMPORARY COVERAGE ENDS WHEN:

     1.   the life insurance policy applied for has been issued; or

     2. the Policy Owner receives notice that either this temporary coverage or the Application for Insurance has been declined; but in no case later than 12:01 a.m. Pacific Standard Time of the fifth day after Farmers New World Life (FNWL) has mailed a letter giving such notice which includes refund of premium paid; or

     3. FNWL receives the Policy Owner's signed request to cancel; in which case the full amount paid will be refunded; or

     4. VIRGINIA RESIDENTS ONLY: 60 days have elapsed since this agreement was signed and no policy has been issued, in which case temporary coverage will end and the premium will be refunded.

NO TEMPORARY BENEFITS WILL BE PAID IF:

     1. the initial premium check is not honored by the bank upon first presentation; or

     2. the Proposed Insured dies by suicide, whether sane or insane, in which case FNWL's only obligation will be to refund the premium submitted (MISSOURI RESIDENTS: Suicide is no defense to payment of temporary insurance benefits unless FNWL can show that the Proposed Insured intended suicide at the time of application for temporary coverage); or

     3. a material misrepresentation or omission of fact is made with respect to the Temporary Insurance Agreement medical question. Insurance coverage under the Temporary Insurance Agreement will be void and FNWL's only obligation shall be to return the premium paid.


Received from _____________________________________________________________ the
sum of $____________________________________ in connection with your Variable
Life Insurance Application bearing the same number as this receipt. If the Company declines to issue a policy, this payment will be refunded without interest. Please make check payable to FNWL.







_____________________    _______________________________________________________
Dated                    AGENT'S SIGNATURE





                                        FARMERS NEW WORLD LIFE INSURANCE COMPANY
   Home Office: 3003 77th Ave. S.E., Mercer Island, WA 98040-2890 (206) 232-8400
              Variable Policy Service Office: P.O. Box 724208, Atlanta, GA 31139
                                                                  (800) 376-8008
    Columbus Life Office: P.O. Box 18325, Columbus, OH 43218-2325 (614) 764-9975


31-4225                              Page 6                              (11/02)

--------------------------------------------------------------------------------
                     IMPORTANT NOTICE DISCLOSURE STATEMENT
--------------------------------------------------------------------------------
           LEAVE THIS DISCLOSURE STATEMENT WITH THE PROPOSED INSURED

We appreciate your request for coverage with Farmers New World Life, and want to assure you that your request will receive prompt consideration. As part of our normal procedure for processing your request, an investigative consumer report may be obtained regarding you. You have a right to be interviewed in connection with this report. The information is secured by an independent inspection company or by Farmers New World Life through personal interviews with your friends, neighbors, business associates, and others with whom you may be acquainted. You have a right to receive a copy of this report. This report, if obtained, contains information as to personal character, general reputation and mode of living except as may be related directly or indirectly to your sexual orientation. Upon a written request to us, further information as to the nature and scope of this report will be provided. If inaccuracies exist in the report, you have a right to request correction. Corrections will be made upon our receipt of proof of the inaccuracy. Any adverse underwriting decision based on this report will be disclosed to you in writing.

Information regarding your insurability will be treated as confidential. Farmers New World Life or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have about you in its file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112; telephone number:
(617) 426-3660.

Farmers New World Life Insurance Company, or its reinsurers, may also release information in its file to other life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted during the consideration of a claim.
--------------------------------------------------------------------------------



                                        FARMERS NEW WORLD LIFE INSURANCE COMPANY
   Home Office: 3003 77th Ave. S.E., Mercer Island, WA 98040-2890 (206) 232-8400
              Variable Policy Service Office: P.O. Box 724208, Atlanta, GA 31139
                                                                  (800) 376-8008
    Columbus Life Office: P.O. Box 18325, Columbus, OH 43218-2325 (614) 764-9975


31-4225                              Page 7                              (11/02)

--------------------------------------------------------------------------------
FRAUD WARNINGS AND OTHER NOTICES
--------------------------------------------------------------------------------

Please review the warning and/or notice applicable to your state, if any.

ARKANSAS, LOUISIANA, AND NEW MEXICO - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO - It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA - "WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant."

FLORIDA - Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing false, incomplete, or misleading information is guilty of a felony of the third degree.

HAWAII - "For your protection, Hawaii law requires you to be informed that presenting a fraudulent claim for payment of a loss or benefit is a crime punishable by fines or imprisonment, or both."

KENTUCKY - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

MAINE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

MARYLAND - Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

MINNESOTA - This policy or contract is not protected by the Minnesota Life and Health Insurance Guaranty Association or the Minnesota Insurance Guaranty Association. In the case of insolvency, payment of claims is not guaranteed. Only the assets of this insurer will be available to pay your claim.

MISSOURI - Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy where the policy is issued to a Missouri citizen, unless the insurer can show that the insured intended suicide when s/he applied for the policy, regardless of any language to the contrary in the policy.

NEW JERSEY - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OHIO - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

OKLAHOMA - Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

PENNSYLVANIA - "Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."

TENNESSEE - "It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits."

TEXAS - "Any person who makes an intentional misstatement that is material to the risk may be found guilty of insurance fraud by a court of law."

VIRGINIA - "It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits."


                                        FARMERS NEW WORLD LIFE INSURANCE COMPANY
   Home Office: 3003 77th Ave. S.E., Mercer Island, WA 98040-2890 (206) 232-8400
              Variable Policy Service Office: P.O. Box 724208, Atlanta, GA 31139
                                                                  (800) 376-8008
   Columbus Life Office: P.O. Box 182325, Columbus, OH 43218-2325 (614) 764-9975


31-4226                              Page 1                              (11/02)